Exhibit 10.3

Forms of Management Non-Qualified Time-Based Class A Option Agreements

U.S. Resident Form

Name:
Number of Shares:
Price per Share:
Date of Grant:

SUNGARD CAPITAL CORP.

MANAGEMENT NON-QUALIFIED TIME-BASED CLASS A OPTION AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the

Stockholders Agreement without regard to any subsequent amendment thereof. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case by the Company or any of its subsidiaries) of the Shares;

(b)	“Business” means any one of the following business segments: Financial Systems, Availability Services, Higher Education Systems and Public Sector Systems;

(c)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;

(e)	“Family Member” means, with respect to Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which one or more of these persons (or Optionee) control the management of assets, or any other entity in which one or more of these persons (or Optionee) own more than fifty percent of the voting interests;

(f)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(g)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(h)	“Retained Business” means a Business that is not being sold in a Sale of a Business;

(i)	“Sale of a Business” means the sale, exchange or other disposition or transfer of all or substantially all of the business or assets of one of the Businesses to a purchaser that is unrelated to the Company or any of the Investors, provided that a Sale of a Business shall not also constitute a Change of Control;

(j)	“Sold Business” means a Business that is being sold in a Sale of a Business; and

(k)	“Year of Termination” means the fiscal year for the applicable performance period during which Optionee’s Date of Termination occurs.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	upon a Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, or upon the Optionee’s Employment being terminated involuntarily within six months following a Change of Control other than for Cause, the Option shall become fully vested;

(b)	if the Optionee’s Employment terminates without or prior to a Change of Control as a result of (i) termination of the Optionee by Employer without Cause, (ii) resignation by the Optionee or (iii) the Optionee’s Disability or death, then the Option shall immediately stop vesting; and

(c)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination.

4. Exercise of Option.

(a)

In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Company at its principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or after a Sale of a Business where the Optionee is employed by a Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect the Company’s results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory withholding taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. In the event that this Option is exercised by a person other than the Optionee, the Company will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)

Time To Exercise. The Option must be exercised no later than the Final Exercise date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate.

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per Share exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the per-share amount paid in connection with the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per Share exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares. In the case of a redemption or repurchase of the Shares, the number of Shares that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares resulting from the redemption or repurchase. Notwithstanding the foregoing, adjustments under this Section shall be made in accordance with the requirements of Section 409A of the Code, where applicable, so as not to cause the Option to be considered “deferred compensation” under Section 409A.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:

(a)	During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution, to a legal representative in the event of the Optionee’s incapacity, or to a Family Member with the consent of the Compensation Committee of the Board, such consent not to be unreasonably withheld.

11. Withholding. The exercise of the Option will give rise to “wages” subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time.

13. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

Option for 25% of the total number of Shares is exercisable on the first anniversary of the Date of Grant (“Initial Vesting Date”); and

Option for the remaining 75% of the total number of Shares is exercisable in equal monthly installments over the 48 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date.

Exhibit A

Restrictive Covenants

1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

U.K. Resident Form

Name:
Number of Shares:
Price per Share:
Date of Grant:

SUNGARD CAPITAL CORP.

MANAGEMENT NON-QUALIFIED TIME-BASED CLASS A OPTION AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company grants to the Optionee, as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of

Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case by the Company or any of its subsidiaries) of the Shares;

(b)	“Business” means any one of the following business segments: Financial Systems, Availability Services, Higher Education Systems and Public Sector Systems;

(c)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;

(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(g)	“Retained Business” means a Business that is not being sold in a Sale of a Business;

(h)	“Sale of a Business” means the sale, exchange or other disposition or transfer of all or substantially all of the business or assets of one of the Businesses to a purchaser that is unrelated to the Company or any of the Investors, provided that a Sale of a Business shall not also constitute a Change of Control;

(i)	“Sold Business” means a Business that is being sold in a Sale of a Business; and

(j)	“Withholding Taxes” means any income tax, social insurance, payroll tax, contributions, payment on account obligations or other payments required to be withheld by the Employer; and

(k)	“Year of Termination” means the fiscal year for the applicable performance period during which Optionee’s Date of Termination occurs.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	upon a Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, or upon the Optionee’s Employment being terminated involuntarily within six months following a Change of Control other than for Cause, the Option shall become fully vested;

(b)	if the Optionee’s Employment terminates without or prior to a Change of Control as a result of (i) termination of the Optionee by Employer without Cause, (ii) resignation by the Optionee or (iii) the Optionee’s Disability or death, then the Option shall immediately stop vesting; and

(c)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination.

4. Exercise of Option.

(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan and the Employer NIC as provided in Section 12 of this Agreement. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or after a Sale of a Business where the Optionee is employed by a Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory Withholding Taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. To the extent that Shares are withheld to cover the exercise price or Withholding Taxes in accordance with the preceding sentence, those Shares will not be issued to the Optionee. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)

Time To Exercise. The Option must be exercised no later than the Final Exercise date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate.

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per Share exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the per-share amount paid in connection with the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per Share exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares. In the case of a redemption or repurchase of the Shares, the number of Shares that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares resulting from the redemption or repurchase. Notwithstanding the foregoing, adjustments under this Section shall be made in accordance with the requirements of Section 409A of the Code, where applicable, so as not to cause the Option to be considered “deferred compensation” under Section 409A.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:

(a)

During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option, any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution or to a legal representative in the event of the Optionee’s incapacity.

11. Withholding. The exercise of the Option will give rise to compensation income which may be subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all Withholding Taxes with respect to the exercise. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above.

12. Employer NIC. The Optionee hereby agrees to accept all liability for and pay all secondary Class 1 National Insurance Contribution which may be payable by the Company (or any successor or any subsidiary employing or retaining or previously employing or retaining the Optionee) arising in connection with the exercise of the Option or otherwise in connection with the Option (the “Employer NIC”). The Optionee acknowledges that the Optionee has executed (or hereby agrees to execute within the time period specified by the Company) a Form of Joint Election to effect the transfer of the Employer NIC. The Employer NIC shall be paid in accordance with the terms of the Joint Election. The Optionee further acknowledges that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise of the Option, are subject to the Optionee paying the Employer NIC in accordance with the Joint Election.

13. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time, subject to applicable local law and the terms of any employment agreement.

14. Nature of Grant; No Entitlement; No Claim for Compensation. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future. In consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or any of the Shares purchased through exercise of the Option resulting from termination of the Optionee’s employment by the Company or his or her employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and Optionee irrevocably releases his or her employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.

15. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other personal and financial data relating to Optionee (including, without limitation, Optionee’s address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title), and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to collect, use and process any such personal data and/or sensitive personal data (in electronic or other form). Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data (in electronic or other form) outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate; such recipients may be located in countries that have different data privacy laws and protections than Optionee’s country. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

16. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

Option for 25% of the total number of Shares is exercisable on the first anniversary of the Date of Grant (“Initial Vesting Date”); and

Option for the remaining 75% of the total number of Shares is exercisable in equal monthly installments over the 48 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date.

Exhibit A

Restrictive Covenants

1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Other Jurisdictions Form

Name:
Number of Shares:
Price per Share:
Date of Grant:

SUNGARD CAPITAL CORP.

MANAGEMENT NON-QUALIFIED TIME-BASED CLASS A OPTION AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”).

SUNGARD CAPITAL CORP. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences a stock option granted by SunGard Capital Corp., a Delaware corporation (the “Company”), to the undersigned (the “Optionee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Optionee hereby acknowledges receipt.

1. Grant of Option. The Company grants to the Optionee as of the above Date of Grant, an option (the “Option”) to purchase, in whole or in part, on the terms provided herein and in the Plan, that total number of Class A Common shares as set forth in Schedule A (the “Shares”) at the above Price per Share. The Option will vest and become exercisable in accordance with Section 3 below.

The Option evidenced by this Agreement is intended to be a non-qualified option and is granted to the Optionee in an Employment capacity as an employee.

2. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement without regard to any subsequent amendment thereof. The following terms shall have the following meanings:

(a)

“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case by the Company or any of its subsidiaries) of the Shares;

(b)	“Business” means any one of the following business segments: Financial Systems, Availability Services, Higher Education Systems and Public Sector Systems;

(c)	“Date of Termination” means the date that the termination of Optionee’s Employment with Employer is effective on account of Optionee’s death, Optionee’s Disability, termination by Employer for Cause or without Cause, or by Optionee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Optionee has entered into an Employment relationship;

(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(g)	“Retained Business” means a Business that is not being sold in a Sale of a Business;

(h)	“Sale of a Business” means the sale, exchange or other disposition or transfer of all or substantially all of the business or assets of one of the Businesses to a purchaser that is unrelated to the Company or any of the Investors, provided that a Sale of a Business shall not also constitute a Change of Control;

(i)	“Sold Business” means a Business that is being sold in a Sale of a Business;

(j)	“Withholding Taxes” means any income tax, social insurance, payroll tax, contributions, payment on account obligations or other payments required to be withheld by the Employer; and

(k)	“Year of Termination” means the fiscal year for the applicable performance period during which Optionee’s Date of Termination occurs.

As used herein with respect to the Option, the term “vest” means to become exercisable in whole or in specified part.

3. Vesting of Option. The Option shall vest in accordance with Schedule A; provided, however, that:

(a)	upon a Sale of a Business where the Optionee is employed by the Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions, or upon the Optionee’s Employment being terminated involuntarily within six months following a Change of Control other than for Cause, the Option shall become fully vested;

(b)	if the Optionee’s Employment terminates without or prior to a Change of Control as a result of (i) termination of the Optionee by Employer without Cause, (ii) resignation by the Optionee or (iii) the Optionee’s Disability or death, then the Option shall immediately stop vesting; and

(c)	if the Optionee’s Employment terminates as a result of termination by Employer for Cause, then the Option will be immediately forfeited by the Optionee and terminate as of the Date of Termination.

4. Exercise of Option.

(a)	In General. The latest date on which this Option may be exercised is ten years from the Date of Grant (the “Final Exercise Date”). Each election to exercise this Option shall be subject to the terms and conditions of the Plan and shall be in writing, signed by the Optionee or by his or her executor, administrator, or permitted transferee (subject to any restrictions provided under the Plan and the Stockholders Agreement), made pursuant to and in accordance with the terms and conditions set forth in the Plan and received by the Companies at their principal offices, accompanied by payment in full as provided in the Plan. The purchase price may be paid by delivery of cash or check acceptable to the Administrator or, in case of an exercise on the Final Exercise Date, or after a Sale of a Business where the Optionee is employed by a Sold Business and is not offered employment with a Retained Business on substantially similar terms and conditions or a termination of Employment without Cause or as a result of the Optionee’s Disability or death, if and to the extent permitted by the Code (including Section 409A thereof) and if such exercise would not adversely affect any of the Companies’ results of operations under Generally Accepted Accounting Principles, by means of withholding of Shares subject to the Option with an aggregate Fair Market Value equal to (i) the aggregate exercise price and (ii) if commercially reasonable for the Company to so permit (taking into account its cash position in light of any contractual or legal restrictions) minimum statutory Withholding Taxes with respect to such exercise, or by such other method provided under the Plan and explicitly approved by the Administrator. To the extent that Shares are withheld to cover the exercise price or Withholding Taxes in accordance with the preceding sentence, those Shares will not be issued to the Optionee. In the event that this Option is exercised by a person other than the Optionee, the Companies will be under no obligation to deliver Shares hereunder unless and until it is satisfied as to the authority of the Option Holder to exercise this Option.

(b)

Time To Exercise. The Option must be exercised no later than the Final Exercise date, and if not exercised by such date, will thereupon terminate. The Option must also be exercised by the termination of the Optionee’s Employment and, if not exercised by such date, will thereupon terminate, provided that, upon termination of the Optionee’s Employment (i) by Employer without Cause, (ii) by resignation by the Optionee, or (iii) as a result of a Disability or death, the Option will remain exercisable until the earlier of the 90th day after the Date of Termination (or the one-year anniversary thereof in the case of a termination resulting from Disability or death) or the Final Exercise Date, and will thereupon terminate.

5. Certain Calls and Puts. The Options granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

6. Share Restrictions, etc. Except as expressly provided herein, the Optionee’s rights hereunder and with respect to Shares received upon exercise are subject to the restrictions and other provisions contained in the Stockholders Agreement.

7. Distributions, Redemptions, etc. On the occurrence of an Adjustment Event, the per Share exercise price of this Option, whether vested or unvested, shall be reduced by an amount equal to the per-share amount paid in connection with the Adjustment Event; provided, however, that any such reduction shall be limited to that portion of such amount which would not cause the per Share exercise price of the Option to be reduced below 25% of the fair market value, as of the date the Option was granted, of the Shares. In the case of a redemption or repurchase of the Shares, the number of Shares that are subject to the Option will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares resulting from the redemption or repurchase. Notwithstanding the foregoing, adjustments under this Section shall be made in accordance with the requirements of Section 409A of the Code, where applicable, so as not to cause the Option to be considered “deferred compensation” under Section 409A.

8. Forfeiture. Upon exercise, payment or delivery pursuant to this Option, Optionee shall certify on a form acceptable to the Committee that Optionee is in compliance with the Restrictive Covenants and all other agreements between Optionee and the Company or any of its Affiliates. If the Company determines that Optionee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Optionee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company, the Committee may cancel any unexercised portion. The Company shall also have the following (and only the following) additional remedies:

(a)	During the six months after any exercise, payment or delivery of shares pursuant to this Option, such exercise, payment or delivery may be rescinded at the Company’s option if Optionee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or if Optionee breaches any duty to the Company or any of its Affiliates. The Company shall notify Optionee in writing of any such rescission within one year after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, Optionee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares acquired upon the exercise of this Option, (ii) any consideration received upon the exchange of any Shares acquired upon the exercise of this Option (or the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued of the time of the exchange) and (iii) the number of Shares received in connection with the rescinded exercise.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to Optionee under or by reason of Optionee’s holding this Option,

any amounts to which the Company is entitled as a result of Optionee’s violation of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or Optionee’s breach of any duty to the Company or any of its Affiliates. Accordingly, Optionee acknowledges that (i) the Company may delay exercise of this Option or withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company or any of its Affiliates, and (iii) the Company has no liability for any attendant market risk caused by any such delay, withholding, or escrow.

Optionee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. Optionee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

9. Legends, etc. Shares issued upon exercise shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

10. Transfer of Option. This Option may only be transferred by the laws of descent and distribution or to a legal representative in the event of the Optionee’s incapacity.

11. Withholding. The exercise of the Option will give rise to compensation income which may be subject to withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued Shares upon exercise, are subject to the Optionee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all Withholding Taxes with respect to the exercise. The Optionee also authorizes the Company and its subsidiaries to withhold such amount from any amounts otherwise owed to the Optionee and the Company may so withhold as provided in Section 4(a) above. In addition, the Company may require the Optionee to pay any taxes or other amounts required to be paid by the Company or any Affiliates with respect to the grant, vesting or exercise of this Option. Any such taxes or amounts must be paid at such times and in such form as determined by the Company.

12. Effect on Employment. Neither the grant of this Option, nor the issuance of Shares upon exercise of this Option, shall give the Optionee any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Optionee at any time, or affect any right of such Optionee to terminate his or her Employment at any time, subject to applicable local law and the terms of any employment agreement.

13. Nature of Grant; No Entitlement; No Claim for Compensation. Optionee, in accepting this Option, represents and acknowledges that Optionee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Optionee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Optionee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Optionee furthermore understands and acknowledges that the grant of this Option is discretionary and a one-time occurrence, does not constitute any portion of Optionee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future. In consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or any of the Shares purchased through exercise of the Option resulting from termination of the Optionee’s employment by the Company or his or her employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and Optionee irrevocably releases his or her employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed to have irrevocably waived his or her entitlement to pursue such claim.

14. Personal Data. Optionee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Optionee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other personal and financial data relating to Optionee (including, without limitation, Optionee’s address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title), and information about Optionee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Optionee, in accepting this Option, gives his or her explicit and voluntary consent to the Company and its subsidiaries to collect, use and process any such personal data and/or sensitive personal data (in electronic or other form). Optionee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data (in electronic or other form) outside the country in which Optionee works or is employed. The legal persons for whom Optionee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate; such recipients may be located in countries that have different data privacy laws and protections than Optionee’s country. Optionee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Optionee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

15. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of this Option, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the Date of Grant.

SunGard Capital Corp.	SUNGARD CAPITAL CORP.

By:

Optionee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

Option for 25% of the total number of Shares is exercisable on the first anniversary of the Date of Grant (“Initial Vesting Date”); and

Option for the remaining 75% of the total number of Shares is exercisable in equal monthly installments over the 48 months following the Initial Vesting Date starting with the first monthly anniversary of the Initial Vesting Date.

Exhibit A

Restrictive Covenants

1. Optionee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If Optionee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on Optionee’s position and responsibilities while employed by the Company, Optionee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of Optionee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. Optionee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by Optionee either during or after employment with the Company. Optionee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. Optionee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by Optionee, alone or with others, at any time (during or after business hours) while Optionee is employed by the Company or during the three months after Optionee’s employment terminates. Optionee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting this Option Optionee assigns and agrees to assign all Optionee’s right, title and interest in those works and ideas to the Company. Optionee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and Optionee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. Optionee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of Optionee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of Optionee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or Optionee or others at the Company during the period of Optionee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.